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							       Exhibit 99.1

							   Employee Name:
							   Address:
							   SSN:



			   OHIO CASUALTY CORPORATION
			      2005 INCENTIVE PLAN
		    INCENTIVE STOCK OPTION AWARD AGREEMENT
			       [EMPLOYEE'S NAME]

This Award Agreement describes the type of Award that you have been granted and the terms and conditions that must be met before you may realize any value associated with your Award. To fully understand these terms and conditions, you should:

     - Read this Award Agreement carefully along with the Plan and the Plan prospectus.

     - Contact the General Counsel at 513-603-2213 if you have any questions about your Award.

Also, you must sign both copies of this Award Agreement as the "Optionee/Grantee", keeping one (1) copy for your file and returning one (1) copy to Shareholder Relations in the enclosed self-addressed envelope no later than [INSERT DATE]. After the Ohio Casualty Corporation (the "Company") receives your signed Award Agreement, you will receive an acknowledgement of receipt of the same.

Thank you for your continued commitment to the Company.


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		   DESCRIPTION OF YOUR INCENTIVE STOCK OPTIONS
		   -------------------------------------------

Your Award Consists of Incentive Stock Options

     You have been awarded Incentive Stock Options (or "ISOs") to purchase common shares of the Company ("Stock"). Your ISOs are subject to the terms and conditions set forth in this Award Agreement and in the Plan. The ISOs are intended to be incentive stock options that comply with Section 422 of the Code.

Grant Date

     Your ISOs were granted on [INSERT DATE].

Number of ISOs

     You have been granted [INSERT NUMBER] ISOs. You may purchase one share of Stock for each ISO granted, but only if you meet the terms and conditions described in this Award Agreement and in the Plan.

Exercise Price
     You may exercise each vested ISO by paying [INSERT EXERCISE PRICE] [Exercise Price must be at least 100% of Fair Market Value; at least 110% of Fair Market Value for 10% Shareholders] to purchase one share of Stock. When you purchase Stock by exercising an ISO, the ISO exercised is cancelled.

Vesting Period

     Normally, the ISOs will vest and may be exercised by you as follows:

     [Describe vesting schedule.]

     However, there are some situations in which the ISOs may become exercisable earlier. These are described below.

Expiration Date and Exercise Period

     In general, you must exercise all these ISOs, if at all, by no later than [INSERT DATE] [fifth anniversary if 10% Shareholder] (the "Expiration Date"). However, if your Service Terminates prior to the Expiration Date and subject to Section 12.03 of the Plan, the ISOs will remain exercisable for the period set forth below and thereafter will terminate and be of no further force and effect:

     (1) Death or Disability. If your Service Terminates due to your death or Disability, you (or, if applicable, your Beneficiary) may exercise the ISOs (whether or not vested) anytime before the earlier of (a) the Expiration Date and (b) 15 months after such Termination of Service. However, if the ISOs are not exercised within 12 months after

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     such Termination of Service, they will be treated as nonqualified stock options ("NQSOs").

     (2) Retirement. If your Service Terminates due to your Retirement, you (or, if applicable, your Beneficiary) may exercise the ISOs (whether or not vested) anytime before the earlier of (a) the Expiration Date and
     (b) 15 months after such Termination of Service. However, if the ISOs are not exercised within three months after such Termination of Service, they will be treated as NQSOs.

     (2) Voluntary Termination of Service by You or Involuntary Termination Without Cause. If you voluntarily Terminate Service or you are Terminated involuntarily without Cause, you (or, if applicable, your Beneficiary) may exercise the vested ISOs anytime before the earlier of
     (a) the Expiration Date and (b) three months after such Termination of Service.

     (3) Involuntary Termination of Service With Cause. If your Service is Terminated involuntarily for Cause, the ISOs (whether or not vested) will terminate in full and cease to be exercisable as of the date of Termination of Service.

     If you do not exercise the vested ISOs by the applicable date set forth above they will expire and may not be exercised at a later date.

			     EXERCISING YOUR ISOs
			     --------------------

Minimum Number of ISOs That You May Exercise: The smallest number of ISOs that you may exercise at any one time is 100 or, if fewer, the total number of your outstanding vested ISOs.

Also, you may not exercise any ISO to buy a fractional share of Stock; the value of a fractional share will be paid in cash.

Procedures for Exercising Your ISOs:  To exercise a vested ISO, you must:
     - Complete a copy of the Incentive Stock Option Exercise Form attached to this Award Agreement (additional copies are available from Shareholder Relations at (513) 603-2175); and

     - Pay the Exercise Price for each share being purchased by exercising an ISO.

This must be done before your ISOs expire.

Paying for your ISO Exercise:

ISOs will be exercised through the Company's Shareholder Relations Office and/or your broker. ISOs may be exercised by (i) paying cash or a personal check immediately payable to the Company; (ii) delivering a properly executed notice together with a copy of irrevocable instructions to a broker to sell Stock obtained upon the exercise of the ISOs and deliver promptly to the Company the amount of sale proceeds to pay the Exercise Price; and (iii) giving the

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Company other shares of Stock having a value equal to the Exercise
Price due (but only if you have owned those shares for at least six months).

			 GENERAL TERMS AND CONDITIONS
			 ----------------------------

1.00 Buy Out of ISOs by Company: The Company may decide at any time to buy out your ISOs. This may happen without your consent and at any time. If the Company decides to buy out your Awards, it will pay you the difference between the Fair Market Value of each Award to be cancelled and the Exercise Price of the Award.

2.00 Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive or to exercise any vested ISOs that are unpaid or unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by the following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your ISOs. If you die without completing a Beneficiary Designation Form or if you do not complete the form correctly, your Beneficiary will be your surviving spouse, or if you do not have a surviving spouse, your estate.

3.00 Transferring your ISOs: Normally your ISOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your ISOs if you die before their Expiration Date (see section titled "Beneficiary Designation"
      above).   The Company may allow you to transfer your Award to certain
      Permissible Transferees (as defined in the Plan). Contact Shareholder Relations at (513) 603-2175 if you are interested in doing this.

4.00 Restrictions on Transfers of Stock: The Company may impose restrictions on any shares of Stock you acquire by exercising an ISO, including restrictions related to applicable securities laws, the rules of any national securities exchange or system on which the Stock is listed or traded.

5.00  Section 16 of the Exchange Act:   You are responsible for ensuring
      that all requirements of Section 16 are met, including the holding of securities purchased under this Award Agreement for a minimum of six months before disposition.

6.00 Tax Withholding: In some cases, income taxes must be withheld on the value of your Award exercised. These taxes may be paid in one of several ways, including:

      - The Company may withhold this amount from other amounts owed to you (e.g., your salary); or

      - You may pay these taxes by giving the Company cash equal to the amount that must be withheld or by giving the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes due.

      You may choose the approach you prefer when the Award is payable, although the Company may reject your preferred method for any reason (or for no reason). If this happens, you must pay these taxes in the way the Company specifies.

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7.00  Governing Law:  This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.

8.00 Other Agreements: Your ISOs will be subject to the terms of any other agreements between you and the Company.

9.00 Adjustments to ISOs: Your ISOs will be adjusted to reflect any change to the Company's capital structure (e.g., a Stock split) as described in Section 4.03 of the Plan.

10.00 Other Rules: Your ISOs also are subject to more rules described in the Plan and in the Prospectus. You should read both these documents carefully to ensure you fully understand all the terms and conditions of this Award.

11.00 Conflict: In the event of conflict between the terms of this Award Agreement and the Plan, the terms of the Plan govern.

12.00 Capitalized Terms: Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

		    #  #  #  #  #  #  #  #  #  #  #  #  #  #

Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service ("IRS") has not yet issued rules fully defining the effect of Section 409A, it is possible that your Award and the Award Agreement may be revised after the IRS issues these rules. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and/or reduce its value or potential value.

Please sign this Award Agreement and return it to Shareholder Relations no later than [INSERT DATE]. By signing this Award Agreement you acknowledge that this Award is granted under and is subject to the terms and conditions described in this Award Agreement and in the Plan.

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OPTIONEE/GRANTEE                                OHIO CASUALTY CORPORATION




---------------------------                     -----------------------------
[_______]                                       Dan R. Carmichael
[_______]                                       President & CEO


   THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES
		 REGISTERED UNDER THE SECURITIES ACT OF 1933




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		     INCENTIVE STOCK OPTION AWARD AGREEMENT
		       GRANTED TO [____] ON [INSERT DATE]

			    ACKNOWLEDGEMENT OF RECEIPT


A signed copy of this Award Agreement was received on                  .
						      -----------------

By:
      -----------------------------------------------
      Shareholder Relations Department Representative


Date: ----------------------------------


Note: Send a copy of this completed form to the participant and keep a copy as part of the Plan's permanent records.



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